UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): April 15, 2005

                             THE SERVICEMASTER COMPANY
                             -------------------------
              (Exact Name of Registrant as Specified in Its Charter)


      Delaware                          1-14762                36-3858106
      --------                          -------                ----------
      (State or Other Jurisdiction   (Commission File Number)  (I.R.S. Employer
           of Incorporation)                             Identification Number)


    3250 Lacey Road, Suite 600, Downers Grove, Illinois       60515
    ---------------------------------------------------       -----
    (Address of Principal Executive Offices)                  (Zip Code)

       Registrant's telephone number, including area code: (630) 663-2000
                                                           --------------

                                 Not Applicable
           (Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 ____ Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

 ____ Soliciting material pursuant to Rule 14a - 12 under the Exchange Act (17
      CFR 240.14a - 12)

 ____ Pre-commencement communications pursuant to Rule 14d - 2(b) under the
      Exchange Act (17 CFR 240.14d(b))

 ____ Pre-commencement communications pursuant to Rule 13e - 4(c) under the
      Exchange Act (17 CFR 240.13e - 4(c))

 Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

 As disclosed in a Form 8-K filed on April 5, 2005, ServiceMaster borrowed, through a series of transactions, a total of $80 million under its $500 million senior unsecured bank revolving credit facility dated as of May 19, 2004 among ServiceMaster, the lenders, JPMorgan Chase Bank and Bank of America, N.A. as syndication agents, SunTrust Bank, as administrative agent, and U.S. Bank and Wachovia Bank, N.A. as documentation agents (the "Credit Facility"). Subsequent to that filing, the following transactions have occurred.

 On April 8, 2005, ServiceMaster repaid $20 million plus interest previously borrowed under the Credit Facility on March 8, 2005. On April 15, 2005, ServiceMaster borrowed a total of $140 million under its Credit Facility. The April 15, 2005 borrowing consisted of:(i) $20 million at an interest rate of 4.00375%, payable on May 16, 2005; (ii) $20 million at an interest rate of 4.12%, payable on June 15, 2005; and (iii) $100 million at an interest rate of 4.19063%, payable on July 15, 2005. The interest rates described above exclude the .20% facility fee payable under the Credit Facility. The $140 million of additional borrowings under the Credit Facility will be used for repayment of principal and interest related to ServiceMaster's public debt maturing in April 2005 and general corporate purposes.

 The outstanding principal balance of ServiceMaster's Credit Facility subsequent to the transactions described above is $200 million as of April 15, 2005.


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



                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  THE SERVICEMASTER COMPANY


 Date:  April 21, 2005            By:  /s/ Jim L. Kaput
                                      -----------------------------------------
                                      Jim L. Kaput
                                      Senior Vice President and General Counsel


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